Polestar Investor presentation September 2021 Exhibit 99.2

Investor presentation — Disclaimer 1 / 2 This investor presentation (this “Presentation”) is for informational purposes only to assist interested parties in making their own evaluation with respect to the proposed business combination (the “Business Combination”) between Gores Guggenheim, Inc. (“GGI”) and Polestar Performance AB and/or its affiliates (the “Company”). The information contained herein does not purport to be all-inclusive and none of GGI, the Company or their respective directors, officers, stockholders, affiliates or representatives makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation or any other written or oral communication communicated to the recipient in the course of the recipient's evaluation of GGI and the Company. This Presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of GGI, the Company, or any of their respective affiliates. You should not construe the contents of this Presentation as legal, tax, accounting or investment advice or a recommendation. No such offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”), or an exemption therefrom. The PIPE financing described herein has not been and will not be registered under the Securities Act or any applicable state securities laws. If the proposed Business Combination is entered into, the PIPE financing will be offered and sold only to "qualified institutional buyers" (as defined in Rule 144A under the Securities Act) and institutional "accredited investors" (as defined in Rule 501(a)(1), (2),(3) or (7) promulgated under the Securities Act) upon the consummation of the proposed Business Combination. You should not construe the contents of this Presentation as legal, tax, accounting or investment advice or a recommendation. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this Presentation, you confirm that you are not relying upon the information contained herein nor any information presented or research undertaken by the placement agents, except for undertakings expressly made under the subscription agreement, to make any decision. The distribution of this Presentation may also be restricted by law and persons into whose possession this Presentation comes should inform themselves about and observe any such restrictions. The recipient acknowledges that it is (a) aware that the United States securities laws prohibit any person who has material, non-public information concerning a company from purchasing or selling securities of such company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities, and (b) familiar with the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the “Exchange Act”), and that the recipient will neither use, nor cause any third party to use, this Presentation or any information contained herein in contravention of the Exchange Act, including, without limitation, Rule 10b-5 thereunder. No securities commission or securities regulatory authority in the United States or any other jurisdiction has in any way passed upon them merits of the Business Combination or the accuracy or adequacy of this Presentation. Forward-Looking Statements Certain statements in this Presentation may be considered “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or the future financial or operating performance of GGI, the Company and Polestar Automotive Holding UK Limited (“ListCo”). For example, projections of future Adjusted EBITDA or revenue and other metrics are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential”, “forecast”, “plan”, “seek”, “future”, “propose” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by GGI and its management, and the Company and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of definitive agreements with respect to proposed Business Combination; (2) the outcome of any legal proceedings that may be instituted against GGI, the combined company or others following the announcement of the Business Combination and any definitive agreements with respect thereto; (3) the inability to complete the Business Combination due to the failure to obtain approval of the stockholders of GGI, to obtain financing to complete the Business Combination or to satisfy other conditions to closing; (4) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (5) the ability to meet stock exchange listing standards following the consummation of the Business Combination; (6) the risk that the Business Combination disrupts current plans and operations of the Company as a result of the announcement and consummation of the Business Combination; (7) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (8) costs related to the Business Combination; (9) risks associated with changes in applicable laws or regulations and the Company’s international operations; (10) the possibility that the Company or the combined company may be adversely affected by other economic, business, and/or competitive factors; (11) the Company’s estimates of expenses and profitability; (12) the Company’s ability to maintain agreements or partnerships with its strategic partners Volvo Cars and Geely and to develop new agreements or partnerships; (13) the Company’s ability to maintain relationships with its existing suppliers and strategic partners, and source new suppliers for its critical components, and to complete building out its supply chain, while effectively managing the risks due to such relationships; (14) the Company’s reliance on its partnerships with vehicle charging networks to provide charging solutions for its vehicles and its strategic partners for servicing its vehicles and their integrated software; (15) the Company’s ability to establish its brand and capture additional market share, and the risks associated with negative press or reputational harm, including from lithium-ion battery cells catching fire or venting smoke; (16) delays in the design, manufacture, launch and financing of the Company’s vehicles and the Company’s reliance on a limited number of vehicle models to generate revenues; (17) the Company’s ability to continuously and rapidly innovate, develop and market new products; (18) risks related to future market adoption of the Company’s offerings; (19) increases in costs, disruption of supply or shortage of materials, in particular for lithium-ion cells or semiconductors; (20) the Company’s reliance on its partners to manufacture vehicles at a high volume, some of which have limited experience in producing electric vehicles, and on the allocation of sufficient production capacity to the Company by its partners in order for the Company to be able to increase its vehicle production capacities; (21) risks related to the Company’s distribution model; (22) the effects of competition and the high barriers to entry in the automotive industry, and the pace and depth of electric vehicle adoption generally on the Company’s future business; (23) changes in regulatory requirements, governmental incentives and fuel and energy prices; (24) the impact of the global COVID-19 pandemic on GGI, the Company, the Company’s post business combination’s projected results of operations, financial performance or other financial metrics, or on any of the foregoing risks; and (25) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in GGI’s final prospectus relating to its initial public offering (File No. 333-253338) declared effective by the SEC on March 22, 2021, and other documents filed, or to be filed, with the U.S. Securities and Exchange Commission (the “SEC”) by GGI or ListCo, including the Registration/Proxy Statement (as defined below). There may be additional risks that neither GGI, the Company nor ListCo presently know or that GGI, the Company or ListCo currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. Nothing in this Presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither GGI, the Company nor ListCo undertakes any duty to update these forward-looking statements. Non-GAAP Financial Measures This Presentation includes certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”) including, but not limited to, Adjusted EBITDA, Free Cash Flow, EBIT Margin and certain ratios and other metrics derived therefrom. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that the Company’s presentation of these measures may not be comparable to similarly-titled measures used by other companies. The Company believes these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing the Company’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. Please refer to footnotes where presented on each page of this Presentation or to the appendix found at the end of this Presentation for a reconciliation of these measures to what the Company believes are the most directly comparable measure evaluated in accordance with GAAP. This Presentation also includes certain projections of non-GAAP financial measures. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, the Company is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of the forward-looking non-GAAP financial measures is included. Projections This Presentation contains financial forecasts with respect to the Company’s projected financial results, including revenue, for the Company's fiscal years 2021 through 2025. The Company's independent auditors have not audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this Presentation. These projections should not be relied upon as being necessarily indicative of future results. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of the Company or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. Actual results may differ as a result of the completion of the Company's financial reporting period closing procedures, review adjustments and other developments that may arise between now and the time such financial information for the period is finalized. As a result, these estimates are preliminary, may change and constitute forward-looking information and, as a result, are subject to risks and uncertainties. Neither the Company’s nor GGI’s independent registered accounting firm has audited, reviewed or compiled, examined or performed any procedures with respect to the preliminary results, nor have they expressed any opinion or any other form of assurance on the preliminary financial information.

Investor presentation — Disclaimer 2 / 2 Industry and Market Data In this Presentation, GGI and the Company rely on and refer to certain information and statistics obtained from third-party sources which they believe to be reliable. Neither GGI nor the Company has independently verified the accuracy or completeness of any such third-party information. You are cautioned not to give undue weight to such industry and market data. This Presentation may include trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the ™, ℠, ©, or ® symbols, but the Company and GGI will assert, to the fullest extent under applicable law, the right of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. Additional Information In connection with the proposed Business Combination, (i) ListCo is expected to file with the SEC a registration statement on Form F-4 containing a preliminary proxy statement of GGI and a preliminary prospectus (the “Registration/Proxy Statement”), and (ii) GGI will file a definitive proxy statement relating to the proposed Business Combination (the “Definitive Proxy Statement”) and will mail the Definitive Proxy Statement and other relevant materials to its stockholders after the Registration/Proxy Statement is declared effective. The Registration/Proxy Statement will contain important information about the proposed Business Combination and the other matters to be voted upon at a meeting of GGI stockholders to be held to approve the proposed Business Combination. This Presentation does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. Before making any voting or other investment decisions, securityholders of GGI and other interested persons are advised to read, when available, the Registration/Proxy Statement and the amendments thereto and the Definitive Proxy Statement and other documents filed in connection with the proposed Business Combination, as these materials will contain important information about GGI, the Company, ListCo and the Business Combination. When available, the Definitive Proxy Statement and other relevant materials for the proposed Business Combination will be mailed to stockholders of GGI as of a record date to be established for voting on the proposed Business Combination. Stockholders will also be able to obtain copies of the Registration/Proxy Statement, the Definitive Proxy Statement and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: Gores Guggenheim, Inc., 6260 Lookout Rd., Boulder, CO 80301, attention: Jennifer Kwon Chou. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. Participants in the Solicitation GGI and its directors and executive officers may be deemed participants in the solicitation of proxies from GGI’s stockholders with respect to the proposed Business Combination. A list of the names of those directors and executive officers and a description of their interests in GGI is set forth in GGI’s filings with the SEC (including GGI’s final prospectus related to its initial public offering (File No. 333-253338) declared effective by the SEC on March 22, 2021), and are available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to Gores Guggenheim, Inc., 6260 Lookout Rd., Boulder, CO 80301, attention: Jennifer Kwon Chou. Additional information regarding the interests of such participants will be contained in the Registration/Proxy Statement for the proposed Business Combination when available. The Company and ListCo, and their directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of GGI in connection with the proposed Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination will be included in the Registration/Proxy Statement for the proposed Business Combination when available. It is acknowledged and understood that Guggenheim Securities, LLC, (“Guggenheim Securities”) which is acting as a placement agent in connection with the PIPE financing, may be considered an affiliate of GGI as a result, among other matters, of direct or indirect investments in Gores Guggenheim Inc. or its affiliates by affiliates of Guggenheim Securities. As a result, it is possible that Guggenheim Securities and its affiliates may be or may be perceived as being adverse to the interests of GGI in the context of the PIPE financing or otherwise. Guggenheim Securities and its affiliates generally act independently of each other, both for their own account and for the account of clients, and are not bound by any fiduciary, equitable or contractual duties (including without limitation any duty of trust or confidence) that would prevent or restrict them from acting on behalf of other customers or for their own account in light of their respective roles opposite GGI. In recognition of the foregoing, Guggenheim Securities and its affiliates will be under no obligation or duty in light of their respective roles opposite GGI to take any action or refrain from taking any action, or to exercise or not exercise any rights or remedies, that that they would be entitled to take or exercise in connection with the PIPE financing or otherwise. No Offer and Non-Solicitation This Presentation is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of GGI, the Company or ListCo, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended. Notice to investors in the European Economic Area / Prohibition of sales to EEA retail investors In member states of the European Economic Area (the “EEA”), this presentation and any offer if made subsequently is directed exclusively at persons who are “qualified investors” within the meaning of Article 2(e) of Regulation (EU) 2017/1129 (the “Prospectus Regulation”). The securities are not intended to be offered, sold or otherwise made available to and should not be offered, sold or otherwise made available to any retail investor in the EEA. For these purposes, a retail investor means a person who is one (or more) of: (i) a retail client as defined in point (11) of Article 4(1) of Directive 2014/65/EU (as amended, “MiFID II”); (ii) a customer within the meaning of Directive 2002/92/EC (as amended, the “Insurance Mediation Directive”), where that customer would not qualify as a professional client as defined in point (10) of Article 4(1) of MiFID II; or (iii) not a qualified investor as defined in the Prospectus Regulation. Consequently no key information document required by Regulation (EU) No 1286/2014 (as amended the “PRIIPs Regulation”) for offering or selling the securities or otherwise making them available to retail investors in the EEA has been prepared and therefore offering or selling the securities or otherwise making them available to any retail investor in the EEA may be unlawful under the PRIIPs Regulation. Notice to investors in the UK / Prohibition of sales to UK retail investors In the United Kingdom (“UK”), any offer of the securities will be made pursuant to an exemption under Regulation (EU) 2017/1129 as it forms part of domestic law by virtue of the European Union (Withdrawal) Act 2018 (the “EUWA”) (the “UK Prospectus Regulation”) from a requirement to publish a prospectus for offers of securities. This communication is for distribution in the UK only to (i) investment professionals falling within article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the “Order”) or (ii) high net worth entities and other persons to whom it may lawfully be communicated, falling within article 49(2)(a) to (d) of the Order. The securities are not intended to be offered, sold or otherwise made available to and should not be offered, sold or otherwise made available to any retail investor in the UK. For these purposes, a “retail investor” means a person who is one (or more) of: (i) a retail client, as defined in Directive (EU) 2014/65/EU on markets in financial instruments (as amended) and implemented in the UK as it forms part of the domestic law of the United Kingdom by virtue of the EUWA (“UK MIFID II”); (ii) a customer within the meaning of Directive (EU) 2016/97 (as amended) as it forms part of the domestic law of the UK by virtue of the EUWA, where that customer would not qualify as a professional client as defined in UK MIFID II; or (iii) not a qualified investor as defined in Article 2 of the UK Prospectus Regulation. Consequently, no key information document required by Regulation (EU) No 1286/2014 as it forms part of the domestic law of the UK by virtue of the EUWA (the “UK PRIIPs Regulation”) for offering or selling the securities or otherwise making them available to retail investors in the UK has been prepared and, therefore, offering or selling the securities or otherwise making them available to any retail investor in the UK may be unlawful under the UK PRIIPs Regulation. No representation or warranty (whether express or implied) has been made by GGI, the Company or any of their respective directors, officers, employees, affiliates, agents, advisors or representatives with respect to the proposed process or the manner in which the proposed process is conducted, and the recipient disclaims any such representation or warranty. The recipient of this Presentation acknowledges that GGI, the Company and their respective directors, officers, employees, affiliates, agents, advisors or representatives are under no obligation to accept any offer or proposal by any person or entity regarding the Business Combination. None of GGI, the Company or any of their respective directors, officers, employees, affiliates, agents, advisors or representatives has any legal, fiduciary or other duty to any recipient of this Presentation with respect to the manner in which the proposed process is conducted.

Investor presentation — High tech minimalism redefining luxury for the sustainable age Note:  Please click on "Introduction Video" in order to access the video Introduction Video

Investor presentation — Today’s speakers and senior leadership Thomas Ingenlath CEO Previously SVP of Design at Volvo Cars Behind Volvo Cars’ recent award winning design renaissance Awarded “Design Hero” at the 2017 Autocar Awards Nils Mösko Strategy & Business Development 15+ years automotive experience Former Global Deputy CFO at Polestar Previously held finance, treasury and controlling roles for Volvo Cars and Ford Motor Company Mark Stone CEO Currently CEO of GH VII, GH VIII and Gores Guggenheim Previously CEO of GH (Hostess), GH II (Verra), GH III (PAE), GH IV (UWM), GH V (AMP) and GH VI (Matterport) Previously worked at Boston Consulting Group Alec Gores Chairman 40+ years of experience as an entrepreneur and dealmaker; invested in over 130 companies across diverse sectors Board member of Luminar Chairman of Gores Holdings ("GH") VII, GH VIII, Gores Technology Partners (“GTP”), GTP II and Gores Guggenheim; CEO of Gores Metropoulos II Polestar Gores Guggenheim

Investor presentation — The Gores SPAC franchise has a stellar track record Proven SPAC track record Alignment with key stakeholders An attractive opportunity for prospective targets Note:  An investment in Gores Guggenheim or Polestar is not an investment in any other current or previous special purpose acquisition company sponsored by affiliates of The Gores Group (the “ Gores SPACs”). The historical results of the Gores SPACs, including those represented in this presentation, are not necessarily indicative of future performance of Gores Guggenheim or Polestar. Redemption rate for AMP shown net of any backstop investments. Sonder transaction was announced in April 2021 and is expected to close in Q4 2021. Proceeds delivered assume zero redemptions. $38bn of transaction value across eight completed / announced transactions $6.0bn of new cash equity delivered across eight completed / announced transactions 13 SPACs raised to date, totaling $5.7bn (prior to PIPE commitments) Polestar shareholders: compelling valuation and upside potential from rollover shares and earnout New investors: attractive entry valuation with long-term return potential Sponsor alignment: $655mn of capital committed by Gores Sponsor & affiliates in eight completed / announced transactions Nominal redemptions across seven completed transactions Significant experience boosts transaction execution from upfront diligence through closing Proven record of providing expedited access to liquidity, capital and value creation Nov 2016 $2.3bn $725mn 0% Oct 2018 $2.4bn $800mn <1% Feb 2020 $1.5bn $620mn 0% Dec 2020 $2.9bn $590mn 0% Jan 2021 $16.1bn $925mn 0% Aug 2021 $8.5bn $1,000mn 24% Jul 2021 $2.3bn $640mn 0% Q4 20211 $2.2bn $650mn1 N/A1 Transaction closed Proceeds delivered Transaction value Proceeds delivered Proceeds delivered Redemption rate

Business overview Investor presentation

Business overview — Strong heritage Continuous innovation Growth 2019 Completion and opening Chengdu Polestar Production 2020 First customer handovers and retail stores in operation 2017 Polestar 1 announced 2015 Acquisition by Volvo Car Group 2011 Official Performance partner of Volvo Cars History in performance 1996–2015 Go to market 2015–2020 Growth and delivery 2020– Founded as a racing company Developed and sold performance software to Volvo Official performance partner to Volvo Cars Launch of first two models, PS1 and PS2 Product development of higher scale products Leveraging Volvo Cars’ infrastructure Direct digital customer relationship as a foundation Leader in sustainability Global from day one, rapid roll out First OTA pilot in Europe Plans to launch 3 new cars by 2024E 2005 Polestar Cyan Racing founded 1996 Founding of Polestar 2021 Scaling up 2019 Polestar 2 announced

Global from day 1 Asset-Light = Growth / Scalable Already operational with global products and sales 2020 10k vehicles sold with 2025E 290k targeted1 10 markets across 3 continents Sales operations currently in 45 cities Leveraging Volvo Cars' and Geely Holding's industrial infrastructure Business overview — Combining the best of both worlds Credibility & scalability Established OEM Product development Production Distribution Technology Financial Strength Agility & disruption Start-up Innovation Unconventional Less bureaucracy Brand personality Team chemistry 2 award winning cars Digitized customer journey Differentiated and sustainable design Direct to consumer business Bespoke technology & innovative service Polestar 1 & 2 have won multiple global awards 5 launched models targeted by 2024E 1. Please see slide 33 for additional information on volumes Source: Management estimates

Business overview — Core A Enabling consumer sustainable choices High-performance oriented Deeply rooted safety heritage through backing from Volvo Cars and rapid adoption of new technology (e.g., lidar) Professionalized marketing approach and real time brand valuation Differentiation through avant-garde design, driving experience and sustainable choices High tech minimalism that defines luxury for the sustainable age Designer-led leadership and product development focus Best-in-class sustainability ambition Climate neutral car targeted by 2030E and climate neutral EV manufacturer targeted by 2040E Planned introductions of sustainable materials (e.g., natural fibers and recycled materials) throughout interiors as product portfolio matures Climate neutrality Circularity Transparency Inclusion 1.7mn Brand searches 1.7mn Website visits 790k Social engagements 120k Email subscribers Values B Design C Sustainability D Community engagement 1 Monthly averages Jan-May 2021 Source: Company information

Business overview — Diversified premium product portfolio ~$155k Polestar 1 Polestar 2 Polestar 3 Luxury Aero SUV Polestar 4 Premium Sport SUV Polestar 5 Luxury Sport GT 4 Door Price Start of Production (SoP) Range ~120km range1 2019 ~$50-60k 2020 ~540km range1 Porsche Cayenne 2022E +600km target range Porsche Macan 2023E +600km target range Porsche Panamera 2024E +600km target range 2021E ~29k vehicles sold and 2 models launched 2025E Target ~290k vehicles sold in 4 models Note: Please see slide 33 for additional information on volumes WLTP target range Source: Company information, Management estimates

Business overview — Precept began as a manifesto of Polestar’s future and is now becoming reality with Polestar 5 Split “Thor’s Hammer” headlights Long-range performance lidar SmartZone sensor suite replaces legacy ICE grille and enables enhanced ADAS features Air wing on hood for aerodynamics and laminar flow, improving performance and range Rearview window replaced by live camera system, allowing for increased trunk space and extended panoramic glass roof over cabin Taillights are precise and geometric, complemented by a soft, sculptural car body Style and aesthetics embrace the playful contrast of high gloss black surfaces and matte paint finishes, not chrome Proving that sustainable, upcycled materials can look and feel premium with 3D knitting Swapping out virgin plastics for natural fibers on interior components Exploring use of other materials such as fish nets and PET bottles for interiors Industry-leading software with award-winning user interfaces Precept exemplifies Polestar’s design, sustainability and technology ethos, offering a preview of what to expect from other future Polestar models, including the PS3 and PS4

Investment highlights Investor presentation

Investment highlights — A guiding star in a rapidly growing global electric vehicle industry 1 Capitalizing on fastest-growing segments of massive and secular-driven global market opportunity 2 One of two global premium EV players already in mass production setting new standards for sustainability, design, technology and performance 3 Start-up culture with focus on innovation leveraging nearly 100 years of manufacturing expertise and leadership 4 Asset-light model with immediate operating leverage quickly expanding in-production product portfolio 5 Digital-first DTC approach with differentiated distribution and service model rapid scalability, accelerating customer demand and margin expansion 6 Attractive, high-growth financial model near-term path to profitability and cash flow 7 Experienced and visionary management team pioneering, tech-forward and design-led mindset

A huge market opportunity Driven by consumer behavior evolution, technological improvement, increased regulation and choice, as well as better charging solutions Average global price per model Number of cars sold (2025E) Global premium / luxury EV market $ 55,000-65,000 ~5 million $ 280-320bn × = Investment highlights — Premium / luxury EVs are the fastest growing segment of the global car market 1 Rapidly expanding 1.4 2020A 2025E 4.9 CAGR 2020-2025E +29% EV market to outpace overall premium growth significantly given accelerating technology adoption in all major markets Market size in million cars1 1. Global market for BEV / PHEV premium luxury vehicles Source: Leading management consultancy firm

Investment highlights — Polestar addresses the fastest growing segments of the premium / luxury market 1 Addressing ~80% of the market 2025E Total Market Size per segment and car type in million units (incl. ICE vehicles) In the fastest growing categories 2020-2025E EV CAGR per car type In the fastest growing geographies 2020-2025E EV CAGR per region 2.9 3.2 2.1 2.4 2.1 Polestar covers ~80% of the premium / luxury market PS2 PS3 PS4 PS5 Americas EMEA China Global +14% +33% +39% +29% +29% +28% +46% +31% Note: No segment A cars in premium / luxury market; Sub segments for passenger cars are named with letters: B stands for Supermini, C stands for Medium, D stands for Upper medium, E stands for Large and F stands for Super Source: IHS, Leading management consultancy firm PS2 (C/D Conventional) PS4 (D SUV) Other PS3 (E/F SUV) PS5 (E/F Conventional) Polestar segments covered Source: Leading management consultancy firm C/D premium SUV E premium SUV D premium F coupe premium

Investment highlights — Portfolio targets profitable, high-growth segments 1 Polestar 5 Chongqing SoP: 2024E F coupe premium Polestar 1 Chengdu SoP: 2019 Sports premium Polestar 2 Luqiao SoP: 2020 C/D premium Polestar 3 Chengdu / Charleston SoP: 2022E SUV E premium Polestar 4 Hangzhou Bay SoP: 2023E SUV D premium Model Segment Manufacturing site and SoP 2019 2020 2021E 2022E 2023E 2024E 2025E Launch Product expansion Growth 0 65 290 10 29 124 225 Estimated volume of sold cars (k) Note: Please see slide 33 for additional information on volumes Source: Company information, Management estimates

Investment highlights — The only global EV pure play alongside Tesla 2 With the exception of Volvo and Porsche, incumbent OEMs exhibit a relative low speed of transition despite recent acceleration plan announcements Nio and Xpeng are still regional companies Lucid is yet to start production and will be a regional player initially Polestar and Tesla are the only EV pure plays with mass production and global reach Broader EV and luxury landscape EV share of 35%+ by 2025E1 EV pure plays Global EV pure plays Includes PHEVs Source: Leading management consultancy firm

Investment highlights — Cutting edge design coupled with an unrivaled focus on sustainability 2 Design Differentiation through avant-garde design, experience and sustainable choices High performance innovation driven by sports-oriented R&D team Deeply rooted safety heritage through backing from Volvo Cars and rapid adoption of new technology (e.g., lidar) Sustainability at the core: concrete targets and measures Climate neutral car by 2030E and climate neutral EV manufacturer by 2040E Climate neutral manufacturing and materials consumption Circular battery design and production with clear second life / recycling strategy Full blockchain based data transparency throughout the supply chain Ethical and inclusive work principles and values Polestar 1 & 2 have won multiple global awards Carbon Footprint for Polestar 2 vs. a compact SUV ICE model Tonne CO2-equivalents 58 42 34 19 58 50 42 27 8 Volvo XC40 ICE Polestar 2 Global electricity mix Polestar 2 European electricity mix Polestar 2 Wind power Vehicle excluding Battery Battery 8 8 The Golden Steering Wheel Norway Car of the Year 2021 Source: Company information

Investment highlights — State-of-the-art EV powertrain development 2 Developing one of the most powerful motors in the world P10 rear motor with 450kW (~603 horsepower) Highest power variant combined with front motor will deliver 650kW 2-speed gearbox with dual clutch and disconnect feature = energy efficiency Compact design (~36*50*64 cm), facilitating special requirements for platforms Multiple installation options for easy integration with multiple platforms Combined with state-of-the-art battery technology Developed 800V battery pack (based on Volvo Cars and Lotus technology) Switchable between 800V and 400V to match charging infrastructure 103 kWh possible to charge to 80% in ~20 minutes Bi-directional / vehicle-to-grid charging compatible 450 kW P10 motor 300 kW Taycan rear motor 375 kW Model S Performance (Plaid tbd) Source: Company information

Smart partnerships propel time to market Polestar 3, with SoP in 2022E, will include unsupervised highway pilot offering during its lifecycle Best in class long range sensors via Luminar partnership First full Google Android vehicle with full OTA Capability Investment highlights — Industry leading performance and technology 2 Core in-house competence well defined R&D facility in Coventry, UK attracting industry-leading sports-performance oriented talent and engineers Breakthrough technology developments already demonstrated by P10 motor, Precept aluminum architecture and bi-directional charging Access to 20k+ dedicated R&D and design FTEs throughout the Geely/Volvo Car network Software development competence across the vehicle (e.g., BMS) Performance components such as best-in-class motors Electrical competence with CPU based central computer architecture New sustainable materials know-how Autonomous Driving Partners: State-of-the-art EV powertrain ambition Providing the basis for future upside opportunities with technology licensing expected in 2024E Polestar Precept Lightweight aluminum architecture SPA2 electrical system (AD ready) P10 drivetrain (450kw rear motor) Battery pack (400V and 800V) Luminar Nvidia Waymo Zenseact Source: Company information, Management estimates

Investment highlights — Best of both worlds: stability of established players and agility of a start-up 3 Product design & validation Vehicle attributes1 Digital offer Distribution D2C business model  Engineering design & release Testing & verification Service centers Manufacturing capabilities Logistics & supply chain Architecture development Procurement Manufacturing capabilities Logistics & supply chain Agility of start-up Stability of established players (nearly 100 years experience) Light and Scalable Set-up built upon the experience, technology and scale of Volvo Cars and Geely Delivered through third party companies or local dealers Source: Company information

Factory owned by Polestar  Factory owned by Geely Holding and operated by Volvo Car Factory operated and operated by Volvo Cars Factory owned and operated by Geely 1 2 3 4 Investment highlights — Asset light and scalable set–up with state-of-the-art manufacturing facilities 4 Chengdu1 Luqiao2 Chengdu3 Charleston3 Hangzhou Bay4 Chongqing5 Total factory capacity Factory opening Platform Models produced Low volume production: 750 cars per year6 180,000 cars per year6 150,000 cars per year7 150,000 cars per year7 240,000 cars per year6 30,000 (estimated) premium EVs per year6 2019 2016 2013 2015 2021 2024E SPA1 CMA SPA2 SPA2 PMA SPA2 Polestar 1 Polestar 2 Polestar 3 Polestar 3 Polestar 4 Polestar 5 Factory owned by Geely and operated by Polestar Defined by jobs per hour according to Geely practices As defined in Volvo cars EMTN program 2021 Potential production site, not included in the current business plan assumptions 5 6 7 8 280,000 cars per year7 1965 CMA Polestar 2 Ghent8 Potential production site

1. 2025E capital intensity % used for Polestar. Please refer to slide 42 for additional information on financials. 2. For group 3. Excluding potential capacity of Ghent production site Source: Company information, Management estimates Polestar1 Investment highlights — Polestar aims to be the most capital efficient EV premium / luxury brand globally 4 Scalable, Flexible and Operational Flexibility to scale production rapidly with demand, using already operational plant ecosystem Access to global plants with ~750k capacity3 Higher return on capital vs. peers Polestar can make can fully capitalize on Geely / Volvo Cars synergies where it sees best fit Independent Board and arm’s length contracts Adherence to OECD guidelines for intra-company dealings Most contracts are evergreens and negotiated on a cost plus basis 3-year manufacturing capacity reserve planning and annually re-confirmed 39% 100% 165% 355% 199% 105% Average 185% Product Creation Steering Committee Polestar / Volvo Cars executive alignment meeting Board of Directors Polestar business office Volvo Cars owners controlling and related party business office PC M&L Operation Industrial  Steering Committee Commercial Steering Committee European Premium OEM 1 Global EV Player Regional EV Player European2 Premium OEM 2 European Premium OEM 3 -146p.p Capital intensity % of total assets / 2020A revenue1

Investment highlights — Digital first go–to–market model focused on customer experience 5 Explore and Schedule an Experience Configure and Finance Manage your Polestar Experience starts fully digital and online Easy to scale without large investments Less reliance on third parties, increased control of customer journey Explore Polestar products online Schedule a test drive when and where convenient Configure and order online via web and mobile channels, including market specific solutions such as WeChat Control climate, lock and unlock, manage charging and use Phone-as-key Book service and interact with customer support Online model = Lasting profitability advantage Source: Company information

Volvo Retail Experience Space defined as Permanent and Temporary Space Destinations does not include Temporary Destinations (containers) Handover Centers are Polestar branded handover facilities Source: Company information, Management estimates Investment highlights — Globally supported by four different permanent location formats 5 Locations Downtown metropolitan area with relevant co-tenancy and foot traffic Located in urban area / industrial area Handover Automotive area next to other brands, or downtown area next to Space (exception) Service point Automotive area – Volvo VRE facility 2020A 40 2022E Target 150 2020A 8 2022E Target 40 2020A >500 2022E Target >800 Direct sales business model, removing sales and distribution inefficiencies

Customer financing approach Full fledge financing and insurance portfolio         Digital integrated, real time experience Pricing competitive and set by Polestar Investment highlights — Unique service offer providing strong competitive advantage 5 Differentiated service model Streamlined product offering Lean sales model via Polestar app Standardized trim options level to drive cost efficient model complexity Attractive delivery proposition: free pickup and delivery service within ~240 km of participating Polestar locations Extensive service network Wide service location network is offered in current markets to enable sufficient car maintenance Full coverage by Volvo service network in Netherlands, United Kingdom, Sweden, Norway and Mainland China 500 service points today, 800+ service points in 2 years Polestar Financial Services Best-in-class banking, leasing and insurance partners Low balance sheet impact for Polestar1 Access to customer data supports customer retainment Not applicable to US market where Polestar take the RV risk and Demo cars in all markets on company’s balance sheet Source: Company information

2022-2023E Investment highlights — Strong and defined market expansion 5 Markets targeted Locations Service points Selected new markets 2021E Current markets: Expansion to Europe Expansion to Asia Pacific1 30+ 150+ 800+ Selected new markets Source: Company information, Management estimates Further expansion to Europe and to Middle East1

Investment highlights — High growth model with leading margins 6 Volume1, Thousands Revenue2, $bn 2025E EBIT2, $bn Strong volume growth expected over the coming years driven by new models and entering new markets New model line up in premium / luxury segment and new markets expected to contribute to strong top line growth EBIT break-even expected in 2023E 1.6 2025E 17.8 2025E 1.6 2021E 290 2025E 2021E 29 CAGR: +78% CAGR: +83% 9% EBIT Margin: 1. Please refer to slide 33 for additional information on volumes 2. Please refer to slide 42-43 for additional information on financials Source: Business Plan, Management estimates

+29% CAGR 20A-25E of premium / luxury EV market Rapid growth of premium / luxury TAM 2 78% Of incremental sales between 21E-25E driven by existing markets Well-established existing geographical presence 1 77% Of incremental sales between 21E-25E driven by new car models Strong car pipeline: 3 models coming to market by 24E 1 +20 Continuous and defined expansion of sales network New countries between 21E-23E Investment highlights — Revenue drivers Source: Company information, management estimates, Leading management consultancy firm. 1. Referencing to revenue increase based on Business Plan. Calculated as % of total incrementall Revenue from 21E to 25E. Please refer to slide 42 for additional information on financials. 2. Market size in million cars. 6

Investment highlights — Distinctive corporate culture 7 Thomas Ingenlath CEO Previously SVP of Design at Volvo Cars Behind Volvo Cars’s recent award winning design renaissance Awarded “Design Hero” at the 2017 Autocar Awards Johan Malmqvist CFO Previously CFO of Dole Foods in the US, Perstorp Chemical Company and DUNI in Sweden 20+ years of experience across multiple sectors, with last 7 years in perishable goods in the US Dennis Nobelius COO Previously CEO for Zenuity Various roles within Volvo such as Project Manager for the Vehicle Line 90-series, MD in Switzerland, Plant Quality Director Anna Rudensjö Legal Previously Legal Director at SKF Group 20 years of experiences within legal in Sweden Åsa Borg Brand & Marketing Former COO Care by Volvo Previously positions as VP Brand & Marketing EMEA, VP Brand & Marketing Sweden Max Missoni Design Former Vice President Exterior Design at Volvo Cars 20 years of designer experience within in the automotive industry Nils Mösko Strategy & Business Development Former Global Deputy CFO at Polestar Previously held finance, treasury and controlling functions for Volvo Cars and Ford Motor 15+ years automotive experience Mona Abbasi Customer Experience Previously Senior Vice President Brand, Marketing & Communications at Husqvarna Group 20+ years experience from leading consumer and IT brands Mike Whittington Global Sales Previously worked with new EV introductions incl. from Jaguar Land Rover, PSA, Mercedes-Benz and Toyota 20+ years of experience in Automotive e-commerce strategy Monika Franke HR Former Senior HR Director, Global R&D, Purchasing & Quality of Volvo Cars 20 years of experience with Volvo Cars Jonathan Goodman Polestar UK/PR & Comms. 25+ years of commercial experience in the car industry 20 years of operations experience from Peugeot incl. country manager for Belgium-Luxembourg Mikael Björklund Digital Former COO for Swedish fashion brand Filippa K Has held leading positions within companies such as Consortio Fashion Group, Schibsted, Kering and EY Fredrika Klarén Sustainability Previously Head of Sustainability at KappAhl 10+ years of experience with sustainability work at KappAhl and IKEA Victoria Falksund Programs & Planning Previously Vice President Product Line management at Volvo Cars Worked at Arthur D. Little and Toyota F1 team before joining Mazda. She has since then held several management positions within Volvo Cars program management Ellie Huijing Wu Purchasing Previously Senior Purchasing Manager at Volvo Cars China 10+ years experience of automotive industry purchasing Jörg Brandscheid R&D (starting October 1st) Previously Executive Vice President Electronics at Hella APAC Nearly 30 years of experience within the auto industry and several R&D roles across a range of technical areas and companies Source: Company information

Financial overview Investor presentation

Financial overview — Diverse new model pipeline driving top-line growth 3 new models in development and targeted to launch by 2024E Polestar 2, Polestar 3 and Polestar 4 expected key drivers of volume, from 2023E onwards mainly from launch of latter two models resulting in significant sales increase Current volume plan projected through 2025E, while Capex plan includes spend for a new model launching post 2025E Sales in Europe, US and China from day 1 Volume by model, Thousands Polestar 2 Polestar 3 Polestar 4 Polestar 5 1.0% 1.8% 2.3% Implied market share of global premium market 29 65 Note: Figures in page only includes core business. Management estimates based on assumptions regarding the total addressable market, Polestar’s performance in the geographic regions where it competes and demand for its different car models Source: Business Plan, Management estimates 0.2% 0.6%

(1.6) (0.4) (1.2) 0.0 1.3 9% 16% 20% 22% 22% Gross margin (0.6) (1.0) 3.2 1.6 Financial overview — Financial summary: breakeven by 2023E and 9% EBIT margin by 2025E Note: Non GAAP metrics. Management estimates based on assumptions regarding Polestar’s performance in the geographic regions where it competes, demand for its different car models, its available book of customers and management’s vies on market and customer demand going forward. Cash Conversion defined as Free Cash Flow / EBITDA Free Cash Flow = EBITDA –Tax – ΔNWC – Capex + Payables Equitisation Source: Company Information, Management estimates EBIT margin (60%) (19%) 5% 9% 1% Cash conversion1 n.m. n.m. n.m. 62% n.m. Revenue, $bn Gross Profit, $bn EBIT, $bn Adjusted Free Cash Flow2 , $bn 0.5 1.4 0.1 2.7 3.9 2021E 2022E 2023E 2024E 2025E

0.7 0.7 0.6 Financial overview — Capex spend to fund investments required for future model launches Polestar 3 and SPA 2 platform expected to drive Capex 2021-2022E Capex need from main carlines of the business plan expected to tail off towards 2025E Next generation expected Capex in 2024E-2025E driven by next generation platform and first top hat derivate Note: Management estimate based on past projects and experiences, assumptions regarding a competitive cost level, customer preferences and the legal, regulatory incentive environment Source: Business Plan, Management estimates Capex by type, $bn Research & Development, $bn (cash spend) 2021E 2022E 2023E 2024E 2025E Property, Plant & Equipment Intangibles 0.5 0.4 2025E 2021E 2022E 2023E 2024E

Transaction overview and valuation Investor presentation

Transaction overview and valuation — Transaction overview Pro forma fully-diluted enterprise value of $20.0bn, or 3.0x 2023E Revenue and 1.5x 2024E Revenue Current Polestar equity holders will retain approximately 94% ownership in Polestar and roll 100% of their equity interests into the pro forma company Transaction will result in approximately $995 million of cash added to Polestar’s balance sheet to go towards funding its business plan and future model launches5 Sources, $mn Uses, $mn Pro Forma Valuation , $mn Pro Forma Ownership4 SPAC Cash in Trust1 PIPE Investors Polestar Rollover Total Sources $800 250 20,003 $21,053 Polestar Rollover Cash to Polestar’s Balance Sheet1 Estimated Gores Guggenheim2 Transaction Expenses Total Uses $20,003 995 55 $21,053 Base Share Price at Merger X Pro Forma Shares Outstanding Equity Value Less: Pro Forma Net Cash2,3 Enterprise Value $10.00 2,125.3 $21,253 1,253 $20,000 94.1% 3.8% 1.2% 0.9% Polestar rollover GG Shareholders PIPE Investors GG Sponsor Note: Polestar will continue to seek further funding, both debt and equity funding will be considered in the future. Assumes no Gores Guggenheim stockholder has exercised its redemption rights to receive cash from the trust account. This amount will be reduced by the amount of cash used to satisfy any redemptions. Excludes Polestar transaction expenses. Based on pre-transaction net cash position of $258mn (as of April 2021) and $995mn net cash injection to Polestar’s balance sheet to fund its business plan and future model launches, as well as to pay Polestar transaction expenses. Pro forma net cash balance does not reflect the following: (a) any changes to cash balance from pre-transaction amount through transaction close, also including capital contributions, (b) any new debt raises or repayments that may occur before or after transaction close, (c) any related party payables and related party accrued liabilities or the impact from any changes in these amounts. Please see appendix for more details. Assumes a nominal share price of $10.00. Ownership excludes impact of warrants and earn out. Transaction proceeds will also be used to pay Polestar transaction expenses. Additional funding will also be considered in the future to fund Polestar's business plan.

Focus on the premium / luxury segment ü ü ü ü û Already in production ü ü û ü ü Global geographic reach ü ü û û û 2+ SUV models by 2023E ü ü û û û Asset light1 ü û û û û Global service network ü ü û û û Public sustainability targets Climate neutral car by 2030E Climate neutral OEM by 2040E ? ? ? ? Highway autonomy by 2024E3 ü ü û û û Break-even reached or targeted by 2023E4 ü ü û ü û Based on Total Assets / 2020A Revenue metrics Based on observations of public materials Based on highway automation for highway use cases, according to a leading management consultancy firm 4 Based on EBIT Source: Company Information, Leading Management Consultancy Firm, Management estimates Polestar is exclusively focused on the luxury / premium segment with a complete product offering of Sedan and SUVs, serving its customers globally and targeting break-even by 2023E 2 Transaction overview and valuation — Differentiatied asset-light operations with global coverage, full product offering and sustainability focus Global EV Player US EV Player Chinese EV Player 1 Chinese EV Player 2

Transaction overview and valuation — Attractive entry valuation with significant discount to peers TEV / 2023E Revenue TEV / 2024E Revenue Note: Market date as of Sep 23, 2021 Source: FactSet, Company information, Management estimates Global Players Regional Players Core Peers Chinese EV Peers

Transaction overview and valuation — Strong top and bottom line growth relative to peers Revenue growth CAGR projection (2022E-2025E) EBIT growth projection (2024E-2025E) 2024E / 2025E gross margin 2024E / 2025E EBIT margin Note: Market date as of Sep 23, 2021 Source: FactSet, Company information, Management estimates Core Peers Chinese EV Peers Global Players Regional Players Global Players Regional Players

Appendix Investor presentation

Appendix — Summary P&L 2021E 2022E 2023E 2024E 2025E Total volume (number vehicles sold) 29k 65k 124k 225k 290k NA 124% 90% 82% 29% % growth Total revenue 1,590 3,170 6,690 13,250 17,780 NA (1,450) 99% (2,660) 111% (5,240) 98% (10,590) 34% (13,880) % growth COGS Gross profit 140 510 1,440 2,660 3,910 (960) (600) 30 690 1,590 EBIT EBITDA (700) (430) 340 1,160 2,140 (670) (42%) (590) (18%) (550) (8%) (700) (5%) (660) (4%) Capex % of revenue Adjusted Free Cash Flow 1 (1,590) (1,170) (440) 40 1,340 $mn 1. Free Cash Flow = EBITDA –Tax – ΔNWC – Capex + Payables Equitisation Note: EBIT, EBITDA and Free Cash Flow are non-GAAP financial measures and should not be considered in isolation or as alternatives to measures derived in accordance with GAAP. Financials rounded to the closest $10mn. Source: Management estimates

Appendix — Reconciliation of financials EBITDA, $mn 2021E 2022E 2023E 2024E 2025E Net income (1,020) (670) (40) 610 1,560 0 0 0 0 0 (+) Income Tax EBIT (960) (600) 30 690 1,590 270 180 310 460 550 (+) Depreciation & Amortization EBITDA (700) (430) 340 1,160 2,140 Free Cash Flow, $mn 2021E 2022E 2023E 2024E 2025E EBITDA (700) (430) 340 1,160 2,140 (170) 0 (670) (600) 0 (590) (160) 0 (550) (340) 0 (700) (120) 0 (660) (+) Change in NWC (+) Cash Taxes (+) Total Capex Free Cash Flow Note: EBIT, EBITDA and Free Cash Flow are non-GAAP financial measures and should not be considered in isolation or as alternatives to measures derived in accordance with GAAP. Financials rounded to the closest $10mn. Source: Management estimates (1,590) (1,670) (440) 40 1,340 0 (+) Payables Equitisation1 Adjusted Free Cash Flow 500 0 0 0 (1,590) (1,170) (440) 40 1,340 Note: EBIT, EBITDA and Free Cash Flow are non-GAAP financial measures and should not be considered in isolation or as alternatives to measures derived in accordance with GAAP. Financials rounded to the closest $10mn. 1. Estimated projected related party payables and related party accrued liabilities balance of ~$650mn at transaction close, net of ~$500mn payables equitisation. Source: Management estimates.

Appendix — Several trends are underpinning acceleration of EV adoption 1 New entrants represent an incentive for further EV charging infrastructure build-out 2 EV charging infrastructure is on the rise 3 Ease of use 4 Decreasing TCO and improving technology 5 Regulatory restrictions 6 Technology strategy Figures may not sum, because of rounding Source: Leading management consultancy firm, Statista, desktop research Decrease in EV powertrain cost driven by falling battery costs at higher power density Energy density and charge speed continue to improve Lithium-Ion Battery price trends and forecast (USD per kwh) High pressure on OEMs from regulations to improve CO2/fuel efficiency Maximum purchase incentives for EVs (€) Passenger car CO2 (g/km) regulations 9,000 6,750 PHEV BEV 2015A 2020A 2025E 2030E 130 95 ~81 ~59 Pre-COVID-19 incentives (2019) Increase due to COVID-19 economic stimulus packages (2020) 3,000 6,000 2,250 4,500 (19.0%) (8.2%) About 300 new BEVs models will be launched through to 2022E Increasing EV charging points density across the globe underpinned by significant investment Europe targeting one charging station every 60km by 2030E Estimated capital investment through to 2030E ($bn) A/B segment C segment D/E segment Others Estimated number of chargers1 (mm) New battery vehicle models by car size, number (number)

Appendix — Design meets sustainability Climate Neutrality Circularity Transparency Inclusion Using blockchain technology, enabling increased traceability of cobalt in batteries New approach to interior materials WeaveTech: light but durable material, free from hazardous chemicals Reconstructed wood minimizes waste Carbon footprint and LCA-methodology published Production version of Polestar Precept Explore next steps for more sustainable and innovative materials: Reclaimed fishing nets (Nylon 6) for floor mats Waste and recycled cork-based vinyl for seat bolsters and head rests Polestar 2 Polestar 5 Best-in-class sustainability ambition -– Source: Company information -– -– -– -– -– -– -– -– -– -– -– -– -– -– -– -– -– -– Climate-neutral platform Climate-neutral materials Energy optimization Climate-neutral manufacturing Renewable energy in the supply chain Circular battery design Renewable energy in supply chain Remanufacturing of batteries Collaborations for second life Collaborations for recycling Materials traceability Supply chain transparency Product sustainability declaration Sustainability reporting Human rights in supply chain Ethical business practices Inclusive workplace Inclusive design Inclusive customer experience

Appendix — Precept design elements offer a preview to features on future polestar models Signature Headlights and SmartZone with ADAS sensors Revolutionary uses of sustainable materials Futuristic design visibly embedding technology and aerodynamics Rear visibility with camera Clean, luxurious interiors with award-winning UI technology Long-range lidar Source: Company information

Appendix — At the digital forefront Unique Experience Cutting edge. Bespoke. Seamless. State-of-the-art electric motors State-of-the-art batteries First ever Android infotainment integration Autonomous Autonomous driving capabilities. In Polestar 3 Fully developed autonomous driving for highway pilot, commercial offering targeted for 2024E Fully self-driving penetration in segment expected to be significant by 2030E at 8-12% Dedicated EV platform based on proven technology Contract with technology leader Waymo for self driving technology, in addition to established partners Zenseact and Nvidia Mobility Self-driving MaaS. In 3 ways. Privately owned cars capable of highway autonomous driving Privately owned cars capable of all driving situations, removing the need for a private driver Dedicated self driving vehicles for shared self driving MaaS1 Upside Profitable and recurring revenues Front-runner advantage in developing and / or acquiring technology to spearhead the EV market and leading in providing the market with relevant know-how Smart use of background IP in Volvo Cars / Geely Holding ecosystem to develop cutting edge technology at low cost and monetize sustainable solutions Mobility as a Service (MaaS) Source: Company information, Leading management consultancy firm, Management estimates Robotaxi fleet could reach ~10mn units in 2030E, with a total service value reaching $400-600bn

Appendix — First to launch an infotainment system powered by Google Android ”Android Automotive is, quite simply, the car infotainment revolution we have all been waiting for”1 9/10 Polestar 2 was the first car to be launched with an infotainment system powered by Google Android Polestar comes fully end-to-end integrated various Google Automotive systems; such as with Google Maps, Google Speech Assistant and Google Play Store Polestar offers free internet to connect with Play Store that offers Google developed apps, e.g., Play music, Hangouts, Play Books, etc Hassle-free and regular over-the-air updates for apps and launch of new features, reduces workshop visits and customer frustration 1. Gearbrain Source: Company information; CarMagazine

Appendix — Robust R&D infrastructure driving innovation Polestar independently decides what to develop inhouse vs. “cherry-picking” from partners – the combination allows Polestar to focus on key differentiating technologies whilst leveraging R&D from the larger Geely Group (Volvo Cars, Geely and others) in a flexible way Purchasing and manufacturing center in China works closely with R&D on daily basis Polestar R&D UK Coventry, United Kingdom >200 R&D employees and growing Focus areas are: Sustainable lightweight structures (e.g., alloy rims etc.) Sports car technology Low volume production Program lead for alu-based sports car/GT with 800V propulsion offer Safety testing of cars Software development, testing and integration Advanced research generating Polestar IP Polestar R&D HQ Gothenburg, Sweden ~ 80 R&D employees and growing Focus areas are: High quality & sustainable materials and processes Chassis & e-powertrain (e.g., high power electric motor) Electrical systems for the car Software development across vehicles (e.g., BMS1) Polestar engineered performance components 1. Battery management system Source: Company information, Management estimates

Appendix — Leading base technology High-performance motor State-of-the-art EV motor, balancing performance and cost Advanced features within EV motor (e.g., disconnect) Increased efficiency due to motor disconnect when power not required Advanced battery pack design State-of-the-art design R&D within Geely Advanced modular battery pack design optimizing performance vs. cost Novel technology currently being patented on battery packaging design, aiming to extend battery life while reducing costs significantly Enhance charging system, to be more effective, efficient and sustainable SPA2 E/E architecture Central computer and satellite nodes / sensors with a core system based on NVIDIA enabling high compute capacity Redundant base vehicle (dual brake controls, steering, power, etc.) enabling safe and robust unsupervised driving Premium sensors, including long range radars, 8 Megapixel cameras and Luminar lidar Polestar 3 to include unsupervised ‘Highway Pilot’ offering being able to drive without supervision on certified roads with software from Zenseact Infotainment system Infotainment Android operating system to enable Next-generation smart car End-to-end integration of Android features (e.g., Google voice assistant) Native applications without requiring smartphone (e.g., Spotify) Regular OTA updates to enhance customer experience Source: Company information, Management estimates

Appendix — Selected Risk Factors The risks presented below are some of the general risks related to the Company, GGI and the combined company following the consummation of the proposed Business Combination (the “Post-Combination Company”). The list below is not exhaustive and is qualified in its entirety by disclosures contained in future regulatory filings by the Company or GGI. These risks speak only as of the date hereof and neither the Company nor GGI make any commitment to update such disclosure. The risks highlighted in future regulatory filings may differ significantly from and will be more extensive than those presented below. Risks Related to the Company’s Business and Industry The Company’s operations rely heavily on a variety of agreements with its strategic partners Volvo Cars and Geely, and the Company may come to rely on other original equipment manufacturers, vendors and technology providers. The inability of the Company to maintain agreements or partnerships with its existing strategic partners or to enter into new agreements or partnerships could have a material adverse effect on the Company’s ability to operate as a standalone business, produce vehicles and reach its development and production targets. The Company’s ability to produce vehicles and its future growth depend upon its ability to maintain relationships with its existing suppliers and strategic partners, and source new suppliers for its critical components, and to complete building out its supply chain, while effectively managing the risks due to such relationships. The Company is dependent on its strategic partners and suppliers, some of which are single-source suppliers, and the inability of these strategic partners and suppliers to deliver necessary components of the Company’s products on schedule and at prices, quality levels and volumes acceptable to the Company, or the Company’s inability to efficiently manage these components, could have a material adverse effect on the Company’s results of operations and financial condition. The Company may not be able to accurately estimate the supply and demand for its vehicles, which could result in inefficiencies in its business, hinder its ability to generate revenue and create delays in the productions of its vehicles. If the Company fails to accurately predict its manufacturing requirements, the Company incurs the risk of having to pay for production capacities that it reserved but will not be able to use or that the Company will not be able to secure sufficient additional production capacities at reasonable costs in case product demand exceeds expectations. The Company may be unable to grow its global product sales, delivery capabilities and its servicing and vehicle charging networks, or the Company may be unable to accurately project and effectively manage its growth. If the Company is unable to expand its charging network and servicing capabilities, customer’s perception of the Company could be negatively affected, which could materially and adversely affect the Company’s business, financial condition, results of operations and prospects. The Company relies on its partnerships with vehicle charging networks to provide charging solutions for its vehicles. The Company relies on its strategic partners for servicing its vehicles and their integrated software. If the Company or its strategic partners are unable to adequately address the service requirements of its customers, the Company’s business, prospects, financial condition and results of operations may be materially and adversely affected. The Company has experienced and may in the future experience significant delays in the design, development, manufacture, launch and financing of its vehicles, which could harm its business and prospects. The success and growth of the Company’s business depends upon its ability to continuously and rapidly innovate, develop and market new products and there are significant risks related to future market adoption of the Company’s products. The Company’s limited operating history makes evaluating its business and future prospects difficult and may increase the risk of your investment. If the Company’s vehicles fail to perform as expected, its ability to develop, market and sell or lease its products could be harmed. The Company has incurred net losses each year since its inception and expects to incur increasing expenses and substantial losses for the foreseeable future. Increases in costs, disruption of supply or shortage of materials, in particular for lithium-ion cells or semiconductors, could harm the Company’s business. The Company will need to maintain and significantly grow its access to battery cells, including through the development and manufacture of its own cells, and control its related costs. The Company must develop complex software and technology systems, including in coordination with its strategic partners, vendors and suppliers, in order to produce its electric vehicles, and there can be no assurance such systems will be successfully developed. The Company’ s vehicle production relies heavily on complex machinery for its operations and the production in the manufacturing plants for its vehicles involves a significant degree of risk and uncertainty in terms of operational performance and costs. The Company relies on its partners to manufacture vehicles and the Company’s partners have limited experience in producing electric vehicles. Further, the Company relies on sufficient production capacity being available and/or allocated to it by its partners in order to manufacture its vehicles. Delays in the timing of expected business milestones and commercial launches, including the Company’s ability to mass produce its electric vehicles and/or complete and/or expand its manufacturing capabilities, could materially and adversely affect the Company’s business, financial condition, results of operations and prospects. The Company faces risks associated with international operations, including tariffs and unfavorable regulatory, political, tax and labor conditions, which could materially and adversely affect its business, financial condition, results of operations and prospects. Currently, the Company relies heavily on manufacturing facilities based in China and part of its growth strategy will depend on growing its business in China, which subjects the Company to economic and operational risks specific to China. If the Company updates or discontinues the use of its manufacturing equipment more quickly than expected, it may have to shorten the useful lives of any equipment to be retired as a result of any such update, and the resulting acceleration in the Company’s depreciation could negatively affect its financial results. The Company’s operating and financial results forecasts and projections rely in large part upon assumptions and analyses developed by it. If the assumptions or analyses that the Company made in connection with its projections and forecasts prove to be incorrect, the Company’s actual results of operations may be materially different from its forecasted results. The Company depends on revenue generated from a limited number of models and expects this to continue in the foreseeable future. The Company’s distribution model is different from the currently predominant distribution model for automakers, and its long-term viability is unproven. The Company will not have a third-party retail product distribution network in all of the countries in which it operates. The Company may face regulatory challenges to or limitations on its ability to sell vehicles directly. Insufficient reserves to cover future warranty or part replacement needs or other vehicle repair requirements, including any potential software upgrades, could materially adversely affect the Company’s business, prospects, financial condition and results of operations. The Company is subject to risks associated with advanced driver assistance system technology. The Company is also working on adding autonomous driving technology to its vehicles and expects to be subject to the risks associated with this technology. The Company cannot guarantee that its vehicles will achieve its targeted assisted or autonomous driving functionality within its projected timeframe, or ever. The Company may be unable to offer attractive leasing and financing options for its current vehicle models and future vehicles, which would adversely affect consumer demand for its vehicles. The Company’s vehicles will make use of lithium-ion battery cells, which have been observed to catch fire or vent smoke and flame. The Company’s business and prospects depend significantly on the Polestar brand. If the Company is unable to maintain and enhance its brand and capture additional market share or if the Company’s reputation and business is harmed, it could have a material adverse impact on the Company’s business, financial condition, results of operations and prospects. The automotive industry has significant barriers to entry that the Company must overcome in order to manufacture and sell electric vehicles at scale. The Company operates in an intensely competitive market, which is generally cyclical and volatile. Should the Company not be able to compete effectively against its competitors then it is likely to lose market share which could have a material adverse effect on the business, financial condition, results of operations and prospects of the Company. The Company’s ability to generate meaningful product revenue will depend on consumer adoption of electric vehicles. However the market for electric vehicles is still evolving and changes in governmental programs incentivizing consumers to purchase electric vehicles, fluctuations in energy prices, the sustainability of electric vehicles and other regulatory changes might negatively impact adoption of electric vehicles by consumers. If the pace and depth of electric vehicle adoption develops more slowly than the Company expects, its revenue may decline or fail to grow, and the Company may be materially adversely affected. The global COVID-19 outbreak and the global response has affected and could continue affect the Company’s business and operations. The Company’s facilities or operations could be and have been adversely affected by events outside of its control, such as natural disasters, wars, health epidemics or pandemics, or security incidents. Risks Related to Cybersecurity and Data Privacy If vehicle owners customize Polestar vehicles or change the charging infrastructure with aftermarket products, the vehicle may not operate properly, which may create negative publicity and could harm the Company’s business. Any unauthorized control or manipulation of the Company’s products’ systems could result in loss of confidence in the Company and its products. Data privacy concerns are generally increasing, which could result in new legislation, negative public perception and/or user behaviour that negatively affect the Company’s business and product development plans. The Company is subject to evolving laws, regulations, standards, policies, and contractual obligations related to data privacy, security and consumer protection, and any actual or perceived failure to comply with such obligations could harm the Company’s reputation and brand, subject the Company to significant fines and liability, or otherwise adversely affect its business. Risks Related to the Company’s Employees and Human Resources The Company’s ability to effectively manage its growth relies on the performance of highly skilled personnel, including the senior management team and other key employees, and the Company’s ability to recruit and retain key employees. The loss of key personnel or an inability to attract, retain and motivate qualified personnel may impair the Company’s ability to expand its business. The Company is dependent on the continuing services of Thomas Ingenlath, its Chief Executive Officer. Risks Related to Litigation and Regulation The Company is subject to evolving laws and regulations that could impose substantial costs, legal prohibitions or unfavorable changes upon its operations or products, and any failure to comply with these laws and regulations, including as they evolve, could result in litigation and substantially harm its business and results of operations. The Company may choose to or be compelled to undertake product recalls or take other actions, which could result in litigation and adversely affect its business, prospects, results of operations, reputation and financial condition. The Company may face regulatory limitations on its ability to sell vehicles directly, which could materially and adversely affect its ability to sell its vehicles. Risks Related to Intellectual Property The Company may fail to adequately obtain, maintain, enforce and protect its intellectual property and licensing rights, and may not be able to prevent third parties from unauthorized use of its intellectual property and proprietary technology. If the Company is unsuccessful in any of the foregoing, its competitive position could be harmed and it could be required to incur significant expenses to enforce its rights. Risks Related to Financing and Strategy Transactions The Company will require additional capital to support business growth, and this capital might not be available on commercially reasonable terms, or at all. The Company’s financial results may vary significantly from period to period due to fluctuations in its operating costs, product demand and other factors. Risks Related to Tax Unanticipated tax laws or any changes in tax rates or in the application of existing tax laws to the Company or the Company’s customers may adversely impact its profitability and business. Risk Related to GGI and the Business Combination Gores Guggenheim Sponsor LLC (the “Sponsor”) and certain GGI stockholders affiliated with the Sponsor have agreed to vote in favor of the Business Combination, regardless of how GGI’s stockholders vote. The Sponsor, certain members of the GGI Board and GGI officers have interests in the Business Combination that are different from or are in addition to other stockholders in recommending approving the Business Combination and the other matters that will be described in a proxy statement/prospectus that will be filed in connection with the Business Combination. Such conflicts of interests include that the Sponsor and GGI’s officers and directors will lose their entire investment in GGI if the Business Combination is not completed. Because the Post-Combination Company will become a publicly listed company by virtue of a merger as opposed to an underwritten initial public offering (which uses the services of one or more underwriters), less due diligence on the Post-Combination Company may have been conducted as compared to an underwritten initial public offering. GGI’ stockholders will experience dilution as a consequence of the issuance of Post-Combination Company securities as consideration in the Business Combination and may experience dilution from several additional sources in connection with and after the Business Combination, including any future issuances or resales of the Post-Combination Company securities. Having a minority share position may reduce the influence that GGI’ stockholders have on the management of the Post-Closing Company. The ability to successfully effect the Business Combination and to be successful thereafter will be dependent upon the efforts of key personnel, including the Company’s key personnel whom GGI expects to stay with the Post-Combination Company. The loss of key personnel could negatively impact the operations and profitability of the Post-Combination Company and its financial condition could suffer as a result. Past performance by The Gores Group, including its management team, may not be indicative of future performance of an investment in GGI or the Post-Combination Company. GGI and the Company expect to incur significant transaction costs in connection with the Business Combination. Whether or not the Business Combination is completed, the incurrence of these costs will reduce the amount of cash available to be used for other corporate purposes by GGI if the Business Combination is not completed. GGI has no operating history and is subject to a mandatory liquidation and subsequent dissolution requirement. As such, there is a risk that GGI will be unable to continue as a going concern if GGI does not consummate an initial business combination by March 25, 2023. Unless GGI’s amends the its certificate of incorporation and amends certain other agreements into which it has entered to extend the life of GGI, if GGI is unable to effect an initial business combination by March 25, 2023, it will be forced to liquidate and the GGI’s warrants will expire worthless. If third parties bring claims against GGI, the proceeds held in the trust account could be reduced and the per-share redemption amount received by GGI’s stockholders may be less than $10.00 per share. The Company’s operating and financial results forecasts, which were presented to the GGI Board, may not prove accurate. During the interim period, GGI is prohibited from entering into certain transactions that might otherwise be beneficial to it or its respective stockholders. Risks Related to the Post-Combination Company Following the Business Combination If the Business Combination’s benefits do not meet the expectations of investors, stockholders or financial analysts, the market price of the Post-Combination Company’s securities may decline. The Post-Combination Company’s management team will have limited experience managing a public company. The requirements of being a public company may strain the Post-Combination Company’s resources and distract its management, which could make it difficult to manage its business, particularly after the Company is no longer an “emerging growth company.” The Post-Combination Company will be a foreign private issuer within the meaning of the rules under the Exchange Act, and as such it will be exempt from certain provisions applicable to United States domestic public companies. As the Post-Combination Company will be a “foreign private issuer” and intends to follow certain home country corporate governance practices and will be a “controlled company” within the meaning of the NASDAQ listing standards and intends to rely on, exemptions from certain corporate governance requirements. As a result, its shareholders may not have the same protections afforded to shareholders of companies that are subject to all NASDAQ corporate governance requirements. The Post-Combination Company may lose its foreign private issuer status in the future, which could result in significant additional costs and expenses. As a private company, the Company has not been required to document and test its internal controls over financial reporting nor has management been required to certify the effectiveness of its internal controls and its auditors have not been required to opine on the effectiveness of its internal control over financial reporting. As such, it is likely that the Company may identify material weaknesses in its internal control over financial reporting which could lead to errors in the Post-Combination Company’s financial reporting, which could adversely affect the Post-Combination Company’s business and the market price of the Post-Combination Company’s securities.

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